Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2012			2011					2010
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Period-End Balance Sheet
Assets:
Cash and cash equivalents	$478,162	$478,162	$486,373	$641,530	$641,530	$1,062,333	$711,469	$526,460	$585,776	$585,776	$735,945	$373,080	$126,914
Securities available-for-sale	1,174,931	1,174,931	1,183,975	1,013,006	1,013,006	970,430	1,009,873	1,057,758	1,057,802	1,057,802	1,058,609	1,090,109	1,152,039
Securities held-to-maturity	60,933	60,933	56,319	60,458	60,458	74,375	76,142	81,218	81,320	81,320	85,687	87,843	90,449
FHLB and FRB stock	46,750	46,750	46,750	58,187	58,187	58,187	58,187	61,338	61,338	61,338	62,038	59,864	59,428
Loans held-for-sale	—	—	1,500	4,200	4,200	4,620	1,595	3,800	236	236	1,168	—	—
Commercial and industrial	1,597,427	1,597,427	1,496,966	1,458,446	1,458,446	1,476,034	1,518,772	1,493,465	1,465,903	1,465,903	1,472,439	1,494,119	1,454,714
Agricultural	272,742	272,742	237,686	243,776	243,776	250,436	237,518	234,898	227,756	227,756	212,800	199,597	200,527
Commercial real estate:
Office, retail, and industrial	1,391,129	1,391,129	1,366,899	1,299,082	1,299,082	1,263,315	1,229,100	1,205,880	1,203,613	1,203,613	1,215,649	1,220,191	1,239,583
Multi-family	308,250	308,250	301,356	288,336	288,336	317,313	336,138	344,645	349,862	349,862	350,458	369,281	348,178
Residential construction	88,908	88,908	99,768	105,836	105,836	116,283	129,327	151,887	174,690	174,690	226,126	241,094	276,322
Commercial construction	147,626	147,626	142,307	144,909	144,909	145,889	146,679	153,392	164,472	164,472	193,041	202,041	233,662
Other commercial real estate	817,071	817,071	829,005	888,146	888,146	877,241	852,966	850,334	856,357	856,357	837,877	831,723	790,502
1-4 family mortgages	237,341	237,341	217,729	201,099	201,099	189,587	185,002	178,538	160,890	160,890	150,110	145,457	139,840
Consumer	437,532	437,532	445,612	458,483	458,483	468,396	477,409	482,504	497,017	497,017	506,166	504,844	512,546
Total loans, excluding covered loans	5,298,026	5,298,026	5,137,328	5,088,113	5,088,113	5,104,494	5,112,911	5,095,543	5,100,560	5,100,560	5,164,666	5,208,347	5,195,874
Covered loans	230,047	230,047	251,376	260,502	260,502	289,747	314,942	349,446	371,729	371,729	396,121	164,924	144,369
Allowance for loan losses	(116,182)	(116,182)	(116,264)	(119,462)	(119,462)	(128,791)	(137,331)	(142,503)	(142,572)	(142,572)	(144,569)	(145,027)	(144,824)
Net loans	5,411,891	5,411,891	5,272,440	5,229,153	5,229,153	5,265,450	5,290,522	5,302,486	5,329,717	5,329,717	5,416,218	5,228,244	5,195,419
Other real estate owned	28,309	28,309	35,276	33,975	33,975	23,863	24,407	33,863	31,069	31,069	52,044	57,023	62,565
Covered other real estate owned	9,136	9,136	16,990	23,455	23,455	21,594	14,583	21,543	22,370	22,370	24,222	10,657	8,649
FDIC indemnification asset	58,302	58,302	58,488	65,609	65,609	63,508	95,752	85,386	95,899	95,899	95,641	75,991	54,591
Investment in bank owned life insurance	206,572	206,572	206,304	206,235	206,235	205,886	198,149	197,889	197,644	197,644	198,666	198,399	198,201
Goodwill and other intangible assets	281,981	281,981	282,815	283,650	283,650	283,163	284,120	285,077	286,033	286,033	287,173	281,255	280,477
Other assets	342,388	342,388	340,772	354,136	354,136	346,765	364,592	379,791	389,098	389,098	350,412	342,624	364,175
Total assets	$8,099,355	$8,099,355	$7,988,002	$7,973,594	$7,973,594	$8,380,174	$8,129,391	$8,036,609	$8,138,302	$8,138,302	$8,367,823	$7,805,089	$7,592,907
Liabilities and Stockholders’ Equity:
Demand deposits	$1,727,009	$1,727,009	$1,637,593	$1,593,773	$1,593,773	$1,634,623	$1,494,390	$1,346,698	$1,329,505	$1,329,505	$1,284,940	$1,188,356	$1,129,777
Interest-bearing deposits	4,900,734	4,900,734	4,848,770	4,885,402	4,885,402	4,991,985	5,001,159	5,073,196	5,181,971	5,181,971	5,392,319	4,935,209	4,734,327
Total deposits	6,627,743	6,627,743	6,486,363	6,479,175	6,479,175	6,626,608	6,495,549	6,419,894	6,511,476	6,511,476	6,677,259	6,123,565	5,864,104
Borrowed funds	189,524	189,524	202,155	205,371	205,371	386,429	272,024	273,342	303,974	303,974	323,077	328,470	387,163
Senior and subordinated debt	231,138	231,138	231,106	252,153	252,153	137,751	137,748	137,746	137,744	137,744	137,741	137,739	137,737
Other liabilities	72,398	72,398	95,677	74,308	74,308	77,476	82,828	81,925	73,063	73,063	69,687	59,803	60,135
Stockholders’ equity	978,552	978,552	972,701	962,587	962,587	1,151,910	1,141,242	1,123,702	1,112,045	1,112,045	1,160,059	1,155,512	1,143,768
Total liabilities and stockholders’ equity	$8,099,355	$8,099,355	$7,988,002	$7,973,594	$7,973,594	$8,380,174	$8,129,391	$8,036,609	$8,138,302	$8,138,302	$8,367,823	$7,805,089	$7,592,907
Stockholders’ equity, excluding OCI	$990,419	$990,419	$983,620	$975,863	$975,863	$1,163,323	$1,156,581	$1,148,075	$1,139,784	$1,139,784	$1,169,262	$1,168,315	$1,162,646
Stockholders’ equity, common	978,552	978,552	972,701	962,587	962,587	958,910	948,242	930,702	919,045	919,045	967,059	962,512	950,768
Stockholders’ equity, common excluding OCI	990,419	990,419	983,620	975,863	975,863	970,323	963,581	955,075	946,784	946,784	976,262	975,315	969,646
Stockholders’ equity, preferred	—	—	—	—	—	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000

Average Balance Sheet
Total assets	$8,035,466	$8,113,742	$7,957,191	$8,159,906	$8,142,503	$8,229,780	$8,171,095	$8,094,951	$8,024,654	$8,314,634	$8,203,617	$7,905,364	$7,665,781
Investment securities	1,201,053	1,238,767	1,163,338	1,110,619	1,069,844	1,057,075	1,150,221	1,166,991	1,207,036	1,139,127	1,178,794	1,213,455	1,298,832
FHLB and FRB stock	49,641	46,750	52,531	59,352	58,187	58,187	59,745	61,338	60,249	61,703	60,998	59,758	58,495
Total loans, excluding covered loans	5,151,615	5,213,944	5,089,286	5,101,621	5,085,792	5,136,130	5,108,234	5,075,840	5,191,154	5,155,416	5,207,419	5,204,566	5,197,499
Covered loans and FDIC indemnification asset	307,855	297,141	318,569	398,559	343,479	387,635	420,108	444,242	323,595	480,612	367,727	233,907	208,663
Other earning assets	456,249	448,126	464,373	639,984	732,051	758,030	582,570	483,252	382,023	609,391	464,793	314,480	55,275
Total interest-earning assets	$7,166,413	$7,244,728	$7,088,097	$7,310,135	$7,289,353	$7,397,057	$7,320,878	$7,231,663	$7,164,057	$7,446,249	$7,279,731	$7,026,166	$6,818,764

Demand deposits	$1,694,526	$1,797,854	$1,591,198	$1,498,900	$1,613,221	$1,569,671	$1,465,438	$1,342,013	$1,224,629	$1,348,188	$1,242,257	$1,181,097	$1,124,320
Interest-bearing demand deposits	552	718	386	6	24	—	—	—	—
Savings deposits	1,019,027	1,042,099	995,955	934,937	952,962	940,151	944,802	901,205	815,371	864,334	832,672	803,353	759,786
NOW accounts	1,057,410	1,063,336	1,051,484	1,091,178	1,062,969	1,129,893	1,126,913	1,044,280	1,082,774	1,075,642	1,173,347	1,157,246	922,179
Money market deposits	1,180,520	1,176,723	1,184,316	1,230,090	1,237,600	1,236,546	1,205,736	1,240,439	1,199,362	1,302,325	1,226,314	1,155,889	1,110,519
Transactional deposits	4,952,035	5,080,730	4,823,339	4,755,111	4,866,776	4,876,261	4,742,889	4,527,937	4,322,136	4,590,489	4,474,590	4,297,585	3,916,804
Time deposits	1,585,167	1,548,410	1,621,926	1,792,009	1,688,995	1,731,413	1,813,164	1,937,890	1,991,637	2,069,389	2,022,721	1,916,116	1,956,745
Total deposits	6,537,202	6,629,140	6,445,265	6,547,120	6,555,771	6,607,674	6,556,053	6,465,827	6,313,773	6,659,878	6,497,311	6,213,701	5,873,549
Borrowed funds	199,741	195,934	203,548	265,702	252,839	262,001	262,525	285,847	359,174	281,050	337,905	342,808	477,323
Senior and subordinated debt	239,678	231,123	248,232	150,285	187,488	137,749	137,747	137,745	137,739	137,743	137,740	137,738	137,736
Total funding sources	$6,976,621	$7,056,197	$6,897,045	$6,963,107	$6,996,098	$7,007,424	$6,956,325	$6,889,419	$6,810,686	$7,078,671	$6,972,956	$6,694,247	$6,488,608
Stockholders’ equity	$973,710	$977,054	$970,368	$1,119,523	$1,072,684	$1,148,548	$1,134,770	$1,122,315	$1,148,219	$1,156,263	$1,163,661	$1,152,394	$1,119,866
Stockholders’ equity, common	973,710	977,054	970,368	947,145	961,500	955,548	941,770	929,315	955,219	963,263	970,661	959,394	926,866
Stockholders’ equity, preferred	—	—	—	172,378	111,184	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2012			2011					2010
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Income Statement
Interest income	$150,786	$75,518	$75,268	$321,511	$78,757	$80,175	$81,296	$81,283	$328,867	$82,476	$82,338	$82,274	$81,779
Interest expense	18,900	8,814	10,086	39,891	9,679	9,640	9,935	10,637	49,518	10,897	12,125	12,655	13,841
Net interest income	131,886	66,704	65,182	281,620	69,078	70,535	71,361	70,646	279,349	71,579	70,213	69,619	67,938
Provision for loan losses	40,668	22,458	18,210	80,582	21,902	20,425	18,763	19,492	147,349	73,897	33,576	21,526	18,350
Service charges on deposit accounts	17,508	8,848	8,660	37,879	9,957	10,215	9,563	8,144	35,884	9,202	9,249	9,052	8,381
Wealth management fees	10,786	5,394	5,392	20,323	5,052	4,982	5,236	5,053	18,806	4,943	4,714	4,620	4,529
Other service charges, commissions, and fees	7,617	4,097	3,520	16,387	3,877	4,289	4,244	3,977	14,495	3,603	3,946	3,710	3,236
Card-based fees	10,332	5,312	5,020	19,593	4,971	4,931	5,162	4,529	17,577	4,640	4,547	4,497	3,893
Total fee-based revenue	46,243	23,651	22,592	94,182	23,857	24,417	24,205	21,703	86,762	22,388	22,456	21,879	20,039
Bank owned life insurance income	652	404	248	2,231	241	1,479	259	252	1,560	696	267	349	248
Security gains (losses), net	(792)	151	(943)	2,410	(110)	449	1,531	540	12,216	1,662	6,376	1,121	3,057
Gains on FDIC-assisted transactions	—	—	—	—	—	—	—	—	4,303	—	—	4,303	—
Gain on acquisition of deposits	—	—	—	1,076	1,076	—	—	—	—	—	—	—	—
Gains on early extinguishment of debt	256	—	256	—	—	—	—	—	—	—	—	—	—
Other	2,367	(169)	2,536	2,038	1,571	(1,754)	499	1,722	3,710	1,421	1,654	(342)	977
Total noninterest income	48,726	24,037	24,689	101,937	26,635	24,591	26,494	24,217	108,551	26,167	30,753	27,310	24,321
Salaries and employee benefits	63,616	29,566	34,050	128,774	35,220	29,182	31,554	32,818	114,378	31,028	29,926	26,540	26,884
Net occupancy and equipment expense	15,844	7,513	8,331	32,953	7,681	8,157	8,012	9,103	32,218	7,916	8,326	7,808	8,168
FDIC premiums	3,378	1,659	1,719	7,990	1,758	1,799	1,708	2,725	10,880	2,967	2,835	2,546	2,532
Write-downs and losses on sales of OREO	2,830	2,527	303	9,686	1,425	2,611	3,423	2,227	40,480	15,412	8,265	8,924	7,879
Other real estate expense, net	3,158	1,597	1,561	6,607	1,540	1,563	1,800	1,704	9,554	2,408	1,312	2,926	2,908
Other intangibles amortization	1,668	834	834	3,802	932	957	956	957	4,278	1,139	1,107	1,029	1,003
Other expenses	33,276	17,461	15,815	72,092	18,035	19,907	18,266	15,884	66,991	16,204	17,006	17,682	16,099
Total noninterest expense	123,770	61,157	62,613	261,904	66,591	64,176	65,719	65,418	278,779	77,074	68,777	67,455	65,473
Income before income tax	16,174	7,126	9,048	41,071	7,220	10,525	13,373	9,953	(38,228)	(53,225)	(1,387)	7,948	8,436
Income tax	1,917	761	1,156	4,508	296	1,583	2,720	(91)	(28,544)	(25,066)	(3,972)	139	355
Net income	$14,257	$6,365	$7,892	$36,563	$6,924	$8,942	$10,653	$10,044	$(9,684)	$(28,159)	$2,585	$7,809	$8,081
Net income applicable to common shares	$14,042	$6,289	$7,753	$25,437	$3,877	$6,263	$7,971	$7,326	$(19,717)	$(30,327)	$11	$5,171	$5,428
Basic earnings per common share	0.19	0.09	0.11	0.35	0.05	0.09	0.11	0.10	(0.27)	(0.41)	0.00	0.07	0.08
Diluted earnings per common share	0.19	0.09	0.11	0.35	0.05	0.09	0.11	0.10	(0.27)	(0.41)	0.00	0.07	0.08
Weighted average shares outstanding	73,739	73,659	73,505	73,289	73,382	73,361	73,259	73,151	72,422	73,085	73,072	73,028	70,469
Weighted average diluted shares outstanding	73,739	73,659	73,505	73,289	73,382	73,361	73,259	73,151	72,422	73,085	73,072	73,028	70,469
Tax equivalent adjustment (1)	$6,616	$3,324	$3,292	$13,818	$3,339	$3,395	$3,517	$3,567	$16,312	$3,742	$4,053	$4,265	$4,252
Net interest income (FTE) (1)	138,502	70,028	68,474	295,438	72,417	73,930	74,878	74,213	295,661	75,321	74,266	73,884	72,190

Common stock and related per common share data:
Book value	$13.07	$13.07	$12.99	$12.93	$12.93	$12.87	$12.73	$12.49	$12.40	$12.40	$13.06	$13.00	$12.84
Tangible book value	9.30	9.30	9.21	9.12	9.12	9.07	8.92	8.66	8.54	8.54	9.18	9.20	9.05
Dividends declared per share	0.02	0.01	0.01	0.04	0.01	0.01	0.01	0.01	0.04	0.01	0.01	0.01	0.01
Market price - period high	12.87	12.25	12.87	13.48	10.31	12.72	13.48	13.07	17.95	13.13	13.43	17.95	14.43
Market price - period low	9.42	9.42	10.25	6.89	6.89	7.22	11.05	10.79	9.26	9.26	10.72	12.10	10.37
Closing price at period end	10.98	10.98	11.98	10.13	10.13	7.32	12.29	11.79	11.52	11.52	11.53	12.16	13.55
Closing price to book value	0.8	0.8	0.9	0.8	0.8	0.6	1.0	0.9	0.9	0.9	0.9	0.9	1.1
Period end shares outstanding	74,862	74,862	74,898	74,435	74,435	74,485	74,473	74,543	74,096	74,096	74,057	74,049	74,046
Period end treasury shares	10,925	10,925	10,889	11,352	11,352	11,302	11,314	11,244	11,691	11,691	11,730	11,738	11,741
Number of shares repurchased	—	—	—	—	—	—	—	—	—	—	—	—	—
Common dividends	$1,494	$745	$749	$2,978	$744	$745	$743	$746	$2,965	$741	$743	$741	$740
Preferred dividends	—	—	—	8,658	1,420	2,413	2,412	2,413	9,650	2,413	2,412	2,412	2,413

Other Key Ratios/Data:
Return on average common equity (2)	2.90%	2.59%	3.21%	2.69%	1.60%	2.60%	3.39%	3.20%	-2.06%	-12.49%	0.00%	2.16%	2.38%
Return on average assets (2)	0.36%	0.32%	0.40%	0.45%	0.34%	0.43%	0.52%	0.50%	-0.12%	-1.34%	0.13%	0.40%	0.43%
Net interest margin (1)	3.88%	3.88%	3.88%	4.04%	3.95%	3.97%	4.10%	4.15%	4.13%	4.02%	4.05%	4.21%	4.28%
Yield on average earning assets (1)	4.41%	4.37%	4.45%	4.59%	4.47%	4.49%	4.64%	4.75%	4.82%	4.60%	4.72%	4.94%	5.10%
Cost of funds	0.72%	0.67%	0.76%	0.73%	0.71%	0.70%	0.73%	0.78%	0.89%	0.75%	0.84%	0.92%	1.05%
Efficiency ratio (1)	62.58%	60.56%	64.62%	62.12%	64.76%	60.57%	60.49%	62.70%	58.84%	59.08%	59.91%	57.92%	58.41%
Net noninterest expense ratio (2)	1.86%	1.85%	1.88%	2.00%	1.99%	1.93%	2.00%	2.09%	2.33%	2.51%	2.15%	2.31%	2.34%
Effective income tax rate	11.85%	10.68%	12.78%	10.98%	4.10%	15.04%	20.34%	-0.91%	74.67%	47.09%	286.37%	1.75%	4.21%
Full time equivalent employees - end of period	1,758	1,758	1,757	1,791	1,791	1,833	1,846	1,845	1,838	1,838	1,884	1,762	1,729
Number of bank offices	98	98	98	98	98	96	96	97	98	98	100	95	94
Number of automated teller machines	132	132	132	132	132	133	135	136	137	137	129	131	129

Note:  Discussion of footnotes (1) and (2) are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2012			2011					2010
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Pre-Tax, Pre-Provision Operating Earnings
Income before income tax	$16,174	$7,126	$9,048	$41,071	$7,220	$10,525	$13,373	$9,953	$(38,228)	$(53,225)	$(1,387)	$7,948	$8,436
Provision for credit losses	40,668	22,458	18,210	80,582	21,902	20,425	18,763	19,492	147,349	73,897	33,576	21,526	18,350
Pre-tax, pre-provision earnings	56,842	29,584	27,258	121,653	29,122	30,950	32,136	29,445	109,121	20,672	32,189	29,474	26,786
Adjustments to Pre-Tax, Pre-Provision Operating Earnings:
Security gains (losses), net	(792)	151	(943)	2,410	(110)	449	1,531	540	12,216	1,662	6,376	1,121	3,057
Gains on FDIC-assisted transactions	—	—	—	—	—	—	—	—	4,303	—	—	4,303	—
Gain on acquisition of deposits	—	—	—	1,076	1,076	—	—	—	—	—	—	—	—
Gains on early extinguishment of debt	256	—	256	—	—	—	—	—	—	—	—	—	—
BOLI write-downs	—	—	—	—	—	—	—	—	—	—	—	—	—
Write-downs and losses on sales of OREO	(2,830)	(2,527)	(303)	(9,686)	(1,425)	(2,611)	(3,423)	(2,227)	(40,480)	(15,412)	(8,265)	(8,924)	(7,879)
Severance-related costs	(315)	—	(315)	(2,000)	(2,000)	—	—	—	—	—	—	—	—
Integration costs associated with FDIC-assisted transactions	—	—	—	—	—	—	—	—	(3,324)	(576)	(847)	(1,772)	(129)
Total adjustments	(3,681)	(2,376)	(1,305)	(8,200)	(2,459)	(2,162)	(1,892)	(1,687)	(27,285)	(14,326)	(2,736)	(5,272)	(4,951)
Pre-tax, pre-provision operating earnings	$60,523	$31,960	$28,563	$129,853	$31,581	$33,112	$34,028	$31,132	$136,406	$34,998	$34,925	$34,746	$31,737
Parent Company Data:
Parent investment in subsidiaries - end of period	$1,158,841	$1,158,841	$1,150,670	$1,135,894	$1,135,894	$1,181,190	$1,174,139	$1,190,525	$1,173,342	$1,173,342	$1,216,074	$1,204,551	$1,188,859
Risk-Based Capital Data:
Preferred stock	$—	$—	$—	$—	$—	$191,393	$191,220	$191,050	$190,882	$190,882	$190,716	$190,553	$190,392
Common stock	858	858	858	858	858	858	858	858	858	858	858	858	858
Accumulated paid in capital	414,665	414,665	413,742	428,001	428,001	425,647	424,877	422,405	437,550	437,550	436,774	435,605	434,704
Retained earnings	823,250	823,250	817,630	810,487	810,487	807,334	801,723	794,395	787,678	787,678	819,157	819,890	815,395
Treasury stock	(248,354)	(248,354)	(248,610)	(263,483)	(263,483)	(261,909)	(262,097)	(260,633)	(277,184)	(277,184)	(278,243)	(278,591)	(278,703)
Trust preferred securities	64,265	64,265	64,265	84,730	84,730	84,730	84,730	84,730	84,730	84,730	84,730	84,730	84,730
Unrealized loss on equity securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Intangible assets	(281,981)	(281,981)	(282,815)	(283,650)	(283,650)	(283,163)	(284,120)	(285,077)	(286,033)	(286,033)	(287,173)	(281,255)	(280,477)
Disallowed deferred tax assets	(54,178)	(54,178)	(50,602)	(52,080)	(52,080)	(44,858)	(41,363)	(43,392)	(41,071)	(41,071)	(13,662)	(1,761)	—
Tier 1 capital	718,525	718,525	714,468	724,863	724,863	920,032	915,828	904,336	897,410	897,410	953,158	970,030	966,902
Tier 2 capital	131,130	131,130	129,330	129,098	129,098	129,277	129,595	130,033	130,351	130,351	131,564	130,949	131,114
Total capital	$849,655	$849,655	$843,798	$853,961	$853,961	$1,049,309	$1,045,423	$1,034,369	$1,027,761	$1,027,761	$1,084,722	$1,100,979	$1,098,016
Risk-adjusted assets	$6,409,112	$6,409,112	$6,263,673	$6,241,191	$6,241,191	$6,244,070	$6,261,928	$6,291,987	$6,317,744	$6,317,744	$6,416,082	$6,361,397	$6,372,521
Tier 1 common capital	654,260	654,260	650,203	640,133	640,133	642,302	638,098	626,606	619,680	619,680	675,428	692,300	689,172
Tangible common equity	696,571	696,571	689,886	678,937	678,937	675,747	664,122	645,625	633,012	633,012	679,886	681,257	670,291
Tangible common equity excluding OCI	708,438	708,438	700,805	692,213	692,213	687,160	679,461	669,998	660,751	660,751	689,089	694,060	689,169
Adjusted average assets	7,772,866	7,772,866	7,620,777	7,813,637	7,813,637	7,909,645	7,862,447	7,795,603	8,002,186	8,002,186	7,909,998	7,640,068	7,404,963
Total capital / risk-weighted assets	13.26%	13.26%	13.47%	13.68%	13.68%	16.80%	16.69%	16.44%	16.27%	16.27%	16.91%	17.31%	17.23%
Tier 1 capital / risk-weighted assets	11.21%	11.21%	11.41%	11.61%	11.61%	14.73%	14.63%	14.37%	14.20%	14.20%	14.86%	15.25%	15.17%
Leverage ratio	9.24%	9.24%	9.38%	9.28%	9.28%	11.63%	11.65%	11.60%	11.21%	11.21%	12.05%	12.70%	13.06%
Tier 1 common capital / risk-weighted assets	10.21%	10.21%	10.38%	10.26%	10.26%	10.29%	10.19%	9.96%	9.81%	9.81%	10.53%	10.88%	10.81%
Tangible common equity ratio	8.91%	8.91%	8.95%	8.83%	8.83%	8.35%	8.47%	8.33%	8.06%	8.06%	8.41%	9.05%	9.17%
Tangible common equity ratio, excluding OCI	9.06%	9.06%	9.10%	9.00%	9.00%	8.49%	8.66%	8.64%	8.41%	8.41%	8.53%	9.22%	9.42%
Tangible common equity / risk-weighted assets	10.87%	10.87%	11.01%	10.88%	10.88%	10.82%	10.61%	10.26%	10.02%	10.02%	10.60%	10.71%	10.52%

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2012			2011					2010
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Asset Quality Performance Data:
Ending loans, excluding covered loans	$5,298,026	$5,298,026	$5,137,328	$5,088,113	$5,088,113	$5,104,494	$5,112,911	$5,095,543	$5,100,560	$5,100,560	$5,164,666	$5,208,347	$5,195,874
Average loans, excluding covered loans	5,151,615	5,213,944	5,089,286	5,101,621	5,085,792	5,136,130	5,108,234	5,075,840	5,191,154	5,155,416	5,207,419	5,204,566	5,197,499
Non-performing loans:
Commercial and industrial	$55,358	$55,358	$55,158	$44,152	$44,152	$30,507	$44,393	$54,561	$50,088	$50,088	$40,955	$39,942	$38,095
Agricultural	1,293	1,293	882	1,019	1,019	2,977	1,009	1,171	2,497	2,497	3,495	1,139	2,532
Commercial real estate:
Office, retail, and industrial	46,629	46,629	34,831	30,043	30,043	24,728	16,567	16,753	19,573	19,573	21,721	17,170	18,204
Multi-family	8,843	8,843	9,615	6,487	6,487	18,196	23,385	6,787	6,203	6,203	6,813	7,904	8,349
Residential construction	17,500	17,500	21,104	18,076	18,076	20,911	23,576	36,326	52,122	52,122	61,050	71,148	93,412
Commercial construction	21,981	21,981	20,297	23,347	23,347	15,672	21,449	20,980	28,685	28,685	21,471	20,457	20,023
Other commercial real estate	34,192	34,192	43,137	51,447	51,447	45,727	36,984	38,732	40,605	40,605	44,516	21,950	21,806
1-4 family mortgages	5,466	5,466	5,648	5,322	5,322	4,648	4,577	3,362	3,902	3,902	3,310	5,706	5,826
Consumer	7,246	7,246	8,873	7,432	7,432	7,823	5,555	7,891	8,107	8,107	8,035	8,273	7,826
Total non-accrual loans	198,508	198,508	199,545	187,325	187,325	171,189	177,495	186,563	211,782	211,782	211,366	193,689	216,073
Loans past due 90 days and still accruing	8,192	8,192	7,674	9,227	9,227	6,008	6,502	5,231	4,244	4,244	9,136	6,280	7,995
Total non-performing loans	206,700	206,700	207,219	196,552	196,552	177,197	183,997	191,794	216,026	216,026	220,502	199,969	224,068
Restructured, accruing loans	7,811	7,811	2,076	17,864	17,864	7,033	14,529	14,120	22,371	22,371	11,002	9,030	5,168
Other real estate owned	28,309	28,309	35,276	33,975	33,975	23,863	24,407	33,863	31,069	31,069	52,044	57,023	62,565
Total non-performing assets	$242,820	$242,820	$244,571	$248,391	$248,391	$208,093	$222,933	$239,777	$269,466	$269,466	$283,548	$266,022	$291,801
Loans past due 30-89 days and still accruing	23,597	23,597	21,241	27,495	27,495	34,061	30,424	28,927	23,646	23,646	41,590	32,012	28,018
Allowance for credit losses:
Allowance for loan losses	$116,182	$116,182	$116,264	$119,462	$119,462	$128,791	$137,331	$142,503	$142,572	$142,572	$144,569	$145,027	$144,824
Reserve for unfunded commitments	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	450	450	—
Total allowance for credit losses	$118,682	$118,682	$118,764	$121,962	$121,962	$131,291	$139,831	$145,003	$145,072	$145,072	$145,019	$145,477	$144,824
Provision for loan losses	$40,668	$22,458	$18,210	$80,582	$21,902	$20,425	$18,763	$19,492	$147,349	$73,897	$33,576	$21,526	$18,350
Net charge-offs by category:
Commercial and industrial	$13,394	$5,870	$7,524	$27,788	$8,910	$10,165	$5,585	$3,128	$30,602	$10,198	$13,262	$2,679	$4,463
Agricultural	(32)	18	(50)	1,469	484	177	799	9	1,301	125	489	546	141
Commercial real estate:
Office, retail, and industrial	4,928	2,263	2,665	8,114	3,779	2,543	609	1,183	9,710	2,888	2,825	2,353	1,644
Multi-family	322	313	9	14,174	4,803	2,170	6,652	549	2,425	1,206	222	485	512
Residential construction	4,061	3,598	463	11,065	2,498	2,250	899	5,418	54,841	35,935	4,460	9,994	4,452
Commercial construction	2,786	2,616	170	6,182	1,673	4,115	133	261	8,356	7,743	228	115	270
Other commercial real estate	11,111	2,934	8,177	14,888	3,002	4,421	2,107	5,358	28,375	12,202	10,217	1,507	4,449
1-4 family mortgages	460	250	210	1,102	196	320	340	246	982	238	363	261	120
Consumer	4,210	2,244	1,966	8,999	2,199	1,780	2,703	2,317	8,918	2,374	1,979	2,282	2,283
Net charge-offs, excluding covered assets	41,240	20,106	21,134	93,781	27,544	27,941	19,827	18,469	145,510	72,909	34,045	20,222	18,334
Charge-offs on covered assets	2,708	2,434	274	9,911	3,687	1,024	4,108	1,092	1,575	935	(11)	651	—
Total net charge-offs	$43,948	$22,540	$21,408	$103,692	$31,231	$28,965	$23,935	$19,561	$147,085	$73,844	$34,034	$20,873	$18,334
Asset Quality ratios:
Non-accrual loans / loans	3.75%	3.75%	3.88%	3.68%	3.68%	3.35%	3.47%	3.66%	4.15%	4.15%	4.09%	3.72%	4.16%
Non-performing loans / loans	3.90%	3.90%	4.03%	3.86%	3.86%	3.47%	3.60%	3.76%	4.24%	4.24%	4.27%	3.84%	4.31%
Non-performing assets / loans plus OREO	4.56%	4.56%	4.73%	4.85%	4.85%	4.06%	4.34%	4.67%	5.25%	5.25%	5.44%	5.05%	5.55%
Non-performing assets / tangible common equity plus allowance for credit losses	29.78%	29.78%	30.24%	31.01%	31.01%	25.78%	27.73%	30.33%	34.63%	34.63%	34.37%	32.18%	35.80%
Non-accrual loans / total assets	2.45%	2.45%	2.50%	2.35%	2.35%	2.04%	2.18%	2.32%	2.60%	2.60%	2.53%	2.48%	2.85%
Allowance for credit losses and net charge-off ratios:
Allowance for credit losses / loans	2.24%	2.24%	2.31%	2.40%	2.40%	2.57%	2.73%	2.85%	2.84%	2.84%	2.81%	2.79%	2.79%
Allowance for credit losses / non-accrual loans	59.79%	59.79%	59.52%	65.11%	65.11%	76.69%	78.78%	77.72%	68.50%	68.50%	68.61%	75.11%	67.03%
Allowance for credit losses / non-performing loans	57.42%	57.42%	57.31%	62.05%	62.05%	74.09%	76.00%	75.60%	67.15%	67.15%	65.77%	72.75%	64.63%
Net charge-offs to average net loans	1.61%	1.55%	1.67%	1.84%	2.15%	2.16%	1.56%	1.48%	2.80%	5.61%	2.59%	1.56%	1.43%

Footnotes:

(1)            Tax equivalent basis reflects federal and state tax benefits.

(2)            Annualized based on the actual number of days for each period presented.